Financial risk management	12 Months Ended
Dec. 31, 2018
Financial risk management
Financial risk management

32. Financial risk management

Financial risk factors

Our financial risks are managed centrally. Our finance department coordinates the access to national and international financial markets and considers and manages continuously the financial risks concerning our activities. These relate to the financial markets risk, credit risk, liquidity risk and currency risk. There are no other important risks, such as interest rate risk on borrowings, because we have nearly no financial debt and have a strong cash position. We do not buy or trade financial instruments for speculative purposes.

Categories of financial assets and liabilities:

	December 31,
	2018	2017	2016
	(Euro, in thousands)
Financial assets held at fair value through profit or loss
Equity instruments	€6,000	€1,754	€2,351
Financial assets at amortised cost
Cash and cash equivalents	1,290,796	1,151,211	973,241
Restricted cash (current and non-current)	1,276	1,158	7,668
Trade and other receivables (excl prepayments)	18,467	27,422	9,707

R&D incentives receivables (current and non-current)	84,646	75,783	64,342
Total financial assets	€1,401,184	€1,257,328	€1,057,309

Financial liabilities at amortised cost
Trade & other liabilities	€68,038	€47,122	€31,269
Other non-current liabilities	1,502	1,597	2,469
Financial lease liabilities	—	9	63
Tax payable	1,175	865	1,022
Total financial liabilities	€70,715	€49,592	€34,823

Financial assets held at fair value through profit or loss

Financial assets held at fair value through profit or loss consisted of equity instruments of listed companies. Galapagos has no restrictions on the sale of these equity instruments and the assets are not pledged under any Galapagos’ liabilities. These instruments are classified as financial assets held at fair value adjustment through profit or loss which qualify for level 1 fair value measurement based upon the closing price of the PXT securities on Euronext at each reporting date.

The market price of those shares might face fluctuations and might be affected by a variety of factors, such as the global economic situation, the business development of competitors, sector mergers and acquisitions; it is difficult to mitigate this risk.

Liquidity risk

Our cash and cash equivalents amounted to €1,290.8 million on December 31, 2018. Cash used in operating activities amounted to €142.5 million for the year ended December 31, 2018. Management forecasts our liquidity requirements to ensure that there is sufficient cash to meet operational needs. Based upon our current expected level of operating expenditures and our existing cash and cash equivalents, we believe that we will be able to fund our operating expenses and capital expenditure requirements at least for the next two to three years. We have no credit lines. Such forecasting is based on realistic assumptions with regards to milestone and upfront payments to be received, taking into account our past track record, including the assumption that not all new projects that are being planned will be realized.

Credit risk

The term “credit risk” refers to the risk that counterparty will default on its contractual obligations resulting in financial loss.

The trade receivables consist of a limited amount of creditworthy customers, many of which are large pharmaceutical companies, spread over different geographical areas. To limit the risk of financial losses, a policy of only dealing with creditworthy counterparties has been developed.

We grant credit to our clients in the framework of our normal business activities. Usually, we require no pledge or other collateral to cover the amounts due. Management continuously evaluates the client portfolio for creditworthiness. All our receivables are considered collectable.

We applied the IFRS 9 simplified approach to measuring expected credit losses, which uses a lifetime expected loss allowance for all receivables. To measure the expected credit losses, receivables have been grouped based on credit risk characteristics and the days past due.  The provision for expected credit losses was not significant given that there have been no credit losses over the last three years and the high quality nature of our customers.

Aging balance of receivables that are due, but that are still considered collectable:

	December 31,
	2018	2017		2016
	(Euro, in thousands)
60 - 90 days	€236	€		€170
90 - 120 days	12		1
more than 120 days	—	€		€54

Our cash and cash equivalents are invested primarily in saving and deposit accounts.  For banks and financial institutions, only independently rated parties with a minimum rating of ‘A’ are accepted at the beginning of the term.

Interest rate risk

The only variable interest-bearing financial instruments are cash and cash equivalents. Changes in interest rates may cause variations in interest income and expenses resulting from short term interest-bearing assets. Management does not expect the short term interest rates to decrease significantly in the immediate foreseeable future, which limits the interest exposure on our cash and cash equivalents.

Effect of interest rate fluctuation

A  100 basis point increase in interest rates at balance sheet date would have increased profit and loss, and equity, by approximately €12.9 million (2017: €11.5 million; 2016: €10 million); a 100 basis point decrease in interest rates would have decreased profit and loss, and equity, by approximately €12.9 million (2017: €11.5 million; 2016: €10 million).

Foreign exchange risk

We are exposed to foreign exchange risk arising from various currency exposures. Our principal functional currency is euro, but we receive payments from our main collaboration partners AbbVie and Gilead in U.S. dollars and acquire some consumables and materials in U.S. dollars, Swiss Francs, GB Pounds and Croatian Kuna.

To limit this risk, we attempt to align incoming and outgoing cash flows in currencies other than EUR. In addition, contracts closed by our different entities are mainly in the functional currencies of that entity, except for the alliance agreements signed with AbbVie and Gilead for which payments are denominated in U.S. dollars.

The exchange rate risk in case of a 10% change in the exchange rate amounts to:

	Year ended December 31,
	2018	2017	2016
Net book value	(Euro, in thousands)
Increase in Euros - U.S. Dollars	€(27,200)	€(21,083)	€(16,863)
Increase in Euros - GB Pounds	100	122	130
Increase in Euros - CH Francs	208	203	165
Increase in Euros - HR Kunas	611	(185)	(95)
Increase in U.S. Dollars - GB Pounds	€(923)	€(831)	€(913)

The exchange rate risk on the U.S. dollar is primarily related to our cash and cash equivalents held in U.S dollars.

Capital risk factors

We manage our capital to safeguard that we will be able to continue as a going concern. At the same time, we want to ensure the return to our shareholders through the results from our research and development activities.

Our capital structure consists of cash at bank and in hand and cash equivalents, financial debt (which we do not have as of December 31, 2018), and equity attributed to the holders of our equity instruments, such as capital, reserves and results carried forward, as mentioned in the consolidated statement of changes in equity.

We manage our capital structure and make the necessary adjustments in the light of changes of economic circumstances, the risk characteristics of underlying assets and the projected cash needs of the current research and development activities.

The adequacy of the capital structure will depend on many factors, including scientific progress in the research and development programs, the magnitude of those programs, the commitments to existing and new clinical CROs, the ability to establish new alliance or collaboration agreements, the capital expenditures, market developments and any future acquisition.

Neither Galapagos NV nor any of its subsidiaries are subject to any externally imposed capital requirements, other than those imposed by generally applicable company law requirements.